united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/14

ITEM 1. REPORTS TO SHAREHOLDERS.

LJM Preservation and Growth Fund

Class A Shares (LJMAX)

Class I Shares (LJMIX)

Annual Report

October 31, 2014

Advised by:

LJM Funds Management, Ltd.
One Financial Place
440 S. La Salle Street, Suite 2301
Chicago, IL 60605

www.ljmfunds.com

1-855-LJM-FUND

Distributed by Northern Lights Distributors, LLC

Member FINRA

This page intentionally left blank.

Dear LJM Preservation & Growth Fund Shareholders,

The Preservation & Growth Fund (“the Fund”) produced a modest positive return for the fiscal year ended October 31, 2014. The Fund experienced modest volatility the first eleven months, but trended in a predominately positive direction. However, October brought forth one of the most challenging equity market scenarios that the portfolio management team has faced in over sixteen years of trading options strategies (via our affiliate LJM Partners). LJM was able to preserve a small portion of the year’s gains, but given the nature of options strategies (as will be explained in greater detail below), experienced a drawdown in October.

From the beginning of the fiscal year, LJM was concerned about continued positive momentum in equity markets. The Fund struggled in 2013 as markets experienced one of the most extreme sustained rallies in history. From the beginning of the most recent fiscal year, it was difficult to identify up markets that were conducive to profitability for the LJM Fund. However, the period from November 2013 through September 2014 demonstrated that the Fund could indeed profit over the same period that the S&P 500 index also profited. The S&P 500 is widely considered the most common benchmark for the overall US stock market. The index of 500 large US stocks also serves as the underlying security for the options trading in the LJM portfolio.

LJM’s return potential is path dependent, but not necessarily market direction dependent. For example, the Fund profited in November 2013, a month when the S&P rose 2.8%. The path to gains for the S&P was gradual, which allowed the strategy to profit. Contrast November 2013 to February 2014 where the S&P gained 5.7% over 10 trading days. The Fund experienced losses in February due to the extreme equity market slope up. The Fund carries the risk of losses during periods of extreme market moves and aims to profit when markets move orderly in either direction or are range bound. Over the long history of the S&P, orderly or range bound markets occur the majority of the time.

Market volatility has remained below historic levels since Q4 of 2012. LJM trades option contracts with pricing based on what’s called “implied volatility”. Implied volatility represents the broader market’s expectation for market movement. The actual market movement is then defined as realized volatility. Markets experiencing low volatility may represent additional risk to the Fund. In order to counteract the risks associated with low volatility levels, the LJM team shortened the portfolio time horizon over this period. Although net short options strategies (which sell a higher aggregate value of options that they purchase) carry risk of loss when realized volatility exceeds implied volatility, this did not occur over Q2’s period of profitability. LJM took precautions by trading a shorter time horizon in the portfolio, but the market behavior ultimately dictated the returns. As realized volatility fell in line with implied volatility at record low levels, the strategy produced positive returns through September 2014.

Markets did experience short bouts of increased market volatility that briefly affected the performance of the portfolio. Specifically, as markets reacted to Argentina’s default on July 31st, the S&P suffered its worst single day loss since April 10th, leading to a drastic 27% spike in VIX (an index that shows the market’s expectation of 30-day volatility and serves as a proxy for implied volatility). The LJM team has seen this scenario time and time again over its long history of trading options strategies. Sharp, single day market drops accompanied by a spike in volatility will have immediate negative impacts on the mark to market value of the portfolio. As the portfolios are rebalanced and the initial shocks wear off, the portfolios may become better positioned to take advantage of the increase in volatility, which was the case entering August.

LJM was extremely satisfied with how we controlled short-term losses in July and returned to profitability quickly. The portfolio gained as market and volatility levels stabilized in a new range. The Fund posted outsized profits over the first two trading weeks of August. However, similar to other volatility events in 2014, this regime was short lived. The S&P traded to an intraday month low of 1891 on August 8th, but headed back to an

LJM PARTNERS, LTD. One Financial Place . 440 S. LaSalle Street . Suite 2301 . Chicago IL 60605 . (312)756-0005 . www.ljmpartners.com

1

all time high to end the month. The quarter finished with some orderly increases in volatility, which led to healthy profits to finish Q3.

The final month of the fiscal year epitomized major risks of the Preservation and Growth Strategy. LJM faced two consecutive events that while independently manageable, collectively presented the perfect storm for the Fund, an immediate market reversal. Mid-month, the S&P 500 fell 9.8% from its September 19th high- a period of 18 business days, nearly reaching the 10% “correction” territory. During the market drop, LJM maintained its iterative portfolio management approach that has historically maximized upside recovery potential relative to portfolio risk. All strategies were approximately flat until October 15th, when the S&P hit an intraday low of 1820 and volatility measured by VIX exceeded 32, representing a 98.5% spike in just 5 days and a 260% spike from September 19th. LJM portfolios experienced losses within tolerance for short-term recovery. LJM utilized techniques from managing options strategies via LJM affiliates that have historically provided for the recovery of losses within a reasonable time frame including 4th quarter 2008 markets. These techniques maintained recovery potential for the Fund and viewed the increased volatility as an opportunity.

The next twelve trading days were historic in many aspects. In the full history of the S&P since 1957, there have only been eight instances that the S&P closed positive after an intra-month decline of more than 6%. The index traded over 0.5% higher than its 5-day moving average for 10 consecutive days, an event that has only occurred twice and only at bear market lows in 1982 and 2002. “Re-centering” the portfolio from the market trough to the peak was an expensive task. Adjusting on an iterative basis provides the greatest preservation of profit potential while reducing exposure to accelerating losses. Through the adjustment process, LJM absorbed the losses and will carry portfolios which historically profit as market behavior normalizes.

LJM PARTNERS, LTD. One Financial Place . 440 S. LaSalle Street . Suite 2301 . Chicago IL 60605 . (312)756-0005 . www.ljmpartners.com

2

LJM staff responds to draw downs by working diligently to analyze market and portfolio behavior with the intent of mitigating losses if similar market patterns reoccur. The result is an evolution of LJM’s risk management and portfolio management process. Contrasted to the Spring 2013 period when the S&P rallied 9.6% in 24 business days to this October period when the S&P rallied 9.8% in 13 business days, LJM portfolios performed better in 2014. Again, it was the combination of the rapid 10% drop with a full recovery in 13 business days that caused the portfolio stress.

US equity markets and the Fund’s performance have experienced extremes in a relatively short time period. However, the spreads between “implied volatility” and “realized volatility” have historically normalized. For this reason, LJM will maintain the same discipline that has produced positive return streams over the long term.

The LJM vested to recover losses with our clients. We welcome any additional questions.

As always, LJM Management thanks you for your investment.

Best regards,
Lauren Caine, CAIA
Director of Marketing

lcaine@ljmpartners.com
(312) 756-0005

Glossary

S&P Index: An unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index.

Implied Volatility: The market’s expectation of the volatility of a security’s price. (Forward looking)

Realized Volatility: The actual volatility of a security’s price. (Backward looking)

VIX: An index that measures the market’s expectation of 30-day volatility and serves as a proxy for implied volatility

Options: A financial derivative that represents a contract sold by one party to another party. The contract offers the buyer the right, but not the obligation to buy or sell a security or financial asset at an agreed-upon price during a certain period of time. A buyer of an option risks losing the premium paid for the option unless it becomes profitable to exercise or offset the option before it expires. The selling of an option involves the risk of unlimited loss. An option seller collects a premium and risks losing the difference between the premium received and the price the seller would have to pay to obtain the underlying commodity or futures contract if the buys exercises its option.

Short: The sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value. Transactions in short sales involve the risk of unlimited loss if the asset rises above the price at which the asset sold short.

4505-NLD-12/12/2014

LJM PARTNERS, LTD. One Financial Place . 440 S. LaSalle Street . Suite 2301 . Chicago IL 60605 . (312)756-0005 . www.ljmpartners.com

3

LJM Preservation and Growth Fund

Portfolio Review (Unaudited)

October 31, 2014

The Fund’s performance figures* for the year ended October 31, 2014, compared to its benchmarks:

	1 Year Return	Since Inception(a)
Class A	1.67%	-5.02%
Class A with Load**	-4.21%	-8.08%
Class I	2.00%	-4.74%
S&P 500 Total Return Index(b)	17.27%	22.04%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Fund’s total annual operating expenses are 3.80% for Class A and 3.55% for Class I shares per the prospectus dated February 28, 2014. For performance information current to the most recent month-end, please call toll-free 1-855-LJM-FUND.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%

(a)	LJM Preservation and Growth Fund commenced investment operations on January 9, 2013.

(b)	The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

Comparison of the Change in Value of a $10,000 Investment

Holdings by type of Investment	% of Net Assets
Options Purchased	8.9%
Short Term Investment	51.6%
Cash & Cash Equivalents	39.5%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

4

LJM Preservation & Growth Fund

Portfolio of Investments

October 31, 2014

Contracts		Expiration Date	Exercise Price	Value
	PUT OPTIONS PURCHASED* - 0.9%
204	S&P 500 Index Future	11/21/2014	$1,875	$130,050
66	S&P 500 Index Future	11/21/2014	1,885	48,675
68	S&P 500 Index Future	11/21/2014	1,895	56,100
109	S&P 500 Index Future	12/19/2014	1,560	23,163
109	S&P 500 Index Future	12/19/2014	1,575	24,525
218	S&P 500 Index Future	12/19/2014	1,695	114,450
218	S&P 500 Index Future	12/19/2014	1,725	141,700
109	S&P 500 Index Future	12/19/2014	1,800	132,162
109	S&P 500 Index Future	12/19/2014	1,875	261,600
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,457,373)			932,425

	CALL OPTIONS PURCHASED* - 8.0%
109	S&P 500 Index Future	11/21/2014	1,960	1,662,250
72	S&P 500 Index Future	11/21/2014	1,980	811,800
109	S&P 500 Index Future	11/21/2014	1,995	926,500
109	S&P 500 Index Future	11/21/2014	2,050	190,750
109	S&P 500 Index Future	12/19/2014	1,995	1,327,075
109	S&P 500 Index Future	12/19/2014	2,005	1,152,675
109	S&P 500 Index Future	12/19/2014	2,025	844,750
109	S&P 500 Index Future	12/19/2014	2,055	463,250
109	S&P 500 Index Future	12/19/2014	2,085	220,725
109	S&P 500 Index Future	12/19/2014	2,095	168,950
545	S&P 500 Index Future	12/19/2014	2,115	476,875
	TOTAL CALL OPTIONS PURCHASED (Cost - $2,364,014)			8,245,600

Shares
	SHORT-TERM INVESTMENTS - 51.7%
53,298,979	Dreyfus Cash Management, Institutional Shares, 0.003%**			53,298,979
	TOTAL SHORT-TERM INVESTMENTS (Cost - $53,298,979)

	TOTAL INVESTMENTS - 60.6% (Cost - $57,120,366) (a)			$62,477,004
	OTHER ASSETS LESS LIABILITIES - 39.4%			40,664,841
	NET ASSETS - 100.0%			$103,141,845

Contracts
	PUT OPTIONS WRITTEN* - (3.7%)
178	S&P 500 Index Future	11/21/2014	$1,570	$6,675
64	S&P 500 Index Future	11/21/2014	1,630	4,000
226	S&P 500 Index Future	11/21/2014	1,640	16,950
83	S&P 500 Index Future	11/21/2014	1,650	6,225
305	S&P 500 Index Future	11/21/2014	1,660	22,875
229	S&P 500 Index Future	11/21/2014	1,670	20,037
275	S&P 500 Index Future	11/21/2014	1,680	24,062
109	S&P 500 Index Future	11/21/2014	1,710	13,625
127	S&P 500 Index Future	11/21/2014	1,730	15,875
247	S&P 500 Index Future	11/21/2014	1,740	33,963
155	S&P 500 Index Future	11/21/2014	1,750	23,250
405	S&P 500 Index Future	11/21/2014	1,760	70,875

See accompanying notes to financial statements.

5

LJM Preservation & Growth Fund

Portfolio of Investments (Continued)

October 31, 2014

Contracts		Expiration Date	Exercise Price	Value
	PUT OPTIONS WRITTEN* - (3.7%) (Continued)
479	S&P 500 Index Future	11/21/2014	$1,770	$95,800
109	S&P 500 Index Future	11/21/2014	1,775	23,163
245	S&P 500 Index Future	11/21/2014	1,780	55,125
211	S&P 500 Index Future	11/21/2014	1,790	50,112
263	S&P 500 Index Future	11/21/2014	1,800	69,037
43	S&P 500 Index Future	11/21/2014	1,820	13,975
120	S&P 500 Index Future	11/21/2014	1,830	43,500
73	S&P 500 Index Future	11/21/2014	1,840	29,200
369	S&P 500 Index Future	11/21/2014	1,850	166,050
140	S&P 500 Index Future	11/21/2014	1,860	71,750
184	S&P 500 Index Future	11/21/2014	1,870	110,400
180	S&P 500 Index Future	11/21/2014	1,880	123,750
204	S&P 500 Index Future	11/21/2014	1,910	206,550
191	S&P 500 Index Future	12/19/2014	1,610	54,913
239	S&P 500 Index Future	12/19/2014	1,630	80,663
267	S&P 500 Index Future	12/19/2014	1,640	96,788
312	S&P 500 Index Future	12/19/2014	1,650	120,900
275	S&P 500 Index Future	12/19/2014	1,660	113,437
358	S&P 500 Index Future	12/19/2014	1,670	156,625
123	S&P 500 Index Future	12/19/2014	1,680	58,425
228	S&P 500 Index Future	12/19/2014	1,690	116,850
198	S&P 500 Index Future	12/19/2014	1,710	116,325
172	S&P 500 Index Future	12/19/2014	1,720	107,500
104	S&P 500 Index Future	12/19/2014	1,730	70,200
172	S&P 500 Index Future	12/19/2014	1,740	126,850
158	S&P 500 Index Future	12/19/2014	1,750	126,400
215	S&P 500 Index Future	12/19/2014	1,770	206,938
416	S&P 500 Index Future	12/19/2014	1,780	436,800
109	S&P 500 Index Future	12/19/2014	1,790	122,625
51	S&P 500 Index Future	1/16/2015	1,550	26,137
43	S&P 500 Index Future	1/16/2015	1,580	26,337
67	S&P 500 Index Future	1/16/2015	1,600	46,062
107	S&P 500 Index Future	1/16/2015	1,630	86,938
193	S&P 500 Index Future	1/16/2015	1,640	166,463
	TOTAL PUT OPTIONS WRITTEN (Premiums - $9,032,935)			3,781,000

	CALL OPTIONS WRITTEN* - (9.5%)
181	S&P 500 Index Future	11/21/2014	1,975	2,217,250
109	S&P 500 Index Future	11/21/2014	2,000	836,575
180	S&P 500 Index Future	11/21/2014	2,045	387,000
346	S&P 500 Index Future	11/21/2014	2,055	493,050
84	S&P 500 Index Future	11/21/2014	2,060	96,600
427	S&P 500 Index Future	11/21/2014	2,065	394,975
76	S&P 500 Index Future	11/21/2014	2,080	38,000
142	S&P 500 Index Future	11/21/2014	2,090	49,700
36	S&P 500 Index Future	11/21/2014	2,100	9,000
218	S&P 500 Index Future	12/19/2014	2,020	1,836,650
109	S&P 500 Index Future	12/19/2014	2,040	637,650

See accompanying notes to financial statements.

6

LJM Preservation & Growth Fund

Portfolio of Investments (Continued)

October 31, 2014

Contracts		Expiration Date	Exercise Price	Value
	CALL OPTIONS WRITTEN* - (9.5%) (Continued)
109	S&P 500 Index Future	12/19/2014	$2,070	$324,275
633	S&P 500 Index Future	12/19/2014	2,090	1,123,575
585	S&P 500 Index Future	12/19/2014	2,100	789,750
513	S&P 500 Index Future	12/19/2014	2,110	519,413
109	S&P 500 Index Future	12/19/2014	2,120	83,112
	TOTAL CALL OPTIONS WRITTEN (Premiums - $3,638,637)			9,836,575

*	Non-income producing security.

**	Rate shown represents the rate at October 31, 2014, is subject to change and resets daily.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes, including written options, is $53,298,979 and differs from market value by net unrealized appreciation (depreciation) as follows:

Unrealized appreciation	$—
Unrealized depreciation	—
Net unrealized appreciation	$—

See accompanying notes to financial statements.

7

LJM Preservation and Growth Fund

Statement of Assets and Liabilities

October 31, 2014

ASSETS
Investment securities:
At cost	$57,120,366
At value	$62,477,004
Deposit with broker	54,389,035
Interest receivable	1,534
Receivable for Fund shares sold	57,459
Prepaid expenses and other assets	34,703
TOTAL ASSETS	116,959,735

LIABILITIES
Options written, at value (Premiums received $12,671,572)	13,617,575
Investment advisory fees payable	154,890
Distribution (12b-1) fees payable	4,375
Fees payable to other affiliates	9,204
Accrued expenses and other liabilities	31,846
TOTAL LIABILITIES	13,817,890
NET ASSETS	$103,141,845

NET ASSETS CONSIST OF:
Paid in capital	$109,463,351
Undistributed net investment loss	(1,376,289)
Accumulated net realized loss from options contracts	(9,355,852)
Net unrealized appreciation on options contracts	4,410,635
NET ASSETS	$103,141,845

NET ASSET VALUE PER SHARE:

Class A Shares:
Net Assets	$19,933,485
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,186,989
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.11
Maximum offering price per share (maximum sales charge of 5.75%)	$9.67

Class I Shares:
Net Assets	$83,208,360
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	9,086,619
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.16

(a)	Redemptions made within 90 days of purchases may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

8

LJM Preservation and Growth Fund

Statement of Operations

For the Year Ended October 31, 2014

INVESTMENT INCOME
Interest	$10,607
TOTAL INVESTMENT INCOME	10,607

EXPENSES
Investment advisory fees	1,366,129
Distribution (12b-1) fees: Class A	22,507
Legal fees	87,689
Registration fees	59,355
Administrative services fees	55,104
Non 12B-1 Shareholder Services	43,761
Transfer agent fees	39,318
Accounting services fees	30,958
Insurance expense	25,369
Compliance officer fees	24,194
Audit fees	16,047
Trustees fees and expenses	15,918
Printing and postage expenses	10,047
Custodian fees	5,674
Other expenses	7,455
TOTAL EXPENSES	1,809,525

Less: Fees waived by the Advisor	(257,869)

NET EXPENSES	1,551,656

NET INVESTMENT LOSS	(1,541,049)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Options purchased	(11,043,931)
Options written	6,035,969
Futures	259,031
Realized (loss) on investments	(4,748,931)

Net change in unrealized appreciation (depreciation) of:
Options purchased	5,903,446
Options written	(2,996,347)
Unrealized appreciation on investments	2,907,099

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(1,841,832)

NET DECREASE IN NET ASSETS	$(3,382,881)

See accompanying notes to financial statements.

9

LJM Preservation and Growth Fund

Statement of Changes in Net Assets

		For the
	Year Ended	Period Ended
	October 31, 2014	October 31, 2013 (a)
FROM OPERATIONS
Net investment loss	$(1,541,049)	$(572,155)
Net realized gain (loss) from investments	(4,748,931)	(4,606,921)
Net change in unrealized appreciation from investments	2,907,099	1,503,536
Net decrease in net assets resulting from operations	(3,382,881)	(3,675,540)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	20,288,566	6,632,402
Class I	59,296,099	41,504,946
Redemption fee proceeds:
Class A	2,162	741
Class I	12,763	4,867
Payments for shares redeemed:
Class A	(4,158,156)	(1,061,454)
Class I	(7,331,685)	(4,990,985)
Net increase in net assets from shares of beneficial interest	68,109,749	42,090,517

TOTAL INCREASE IN NET ASSETS	64,726,868	38,414,977

NET ASSETS
Beginning of Period	38,414,977	—
End of Period*	$103,141,845	$38,414,977
*Includes undistributed net investment loss of:	$(1,376,289)	$(572,155)

SHARE ACTIVITY
Class A:
Shares Sold	2,054,940	684,988
Shares Redeemed	(437,001)	(115,938)
Net increase in shares of beneficial interest outstanding	1,617,939	569,050

Class I:
Shares Sold	6,142,449	4,260,699
Shares Redeemed	(768,123)	(548,406)
Net increase in shares of beneficial interest outstanding	5,374,326	3,712,293

(a)	The LJM Preservation and Growth Fund commenced investment operations on January 9, 2013.

See accompanying notes to financial statements.

10

LJM Preservation and Growth Fund

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A(1)				Class I(1)
	Year Ended		Period Ended		Year Ended	Period Ended
	October 31, 2014		October 31, 2013		October 31, 2014	October 31, 2013

Net asset value, beginning of period	$8.96		$10.00		$8.98	$10.00

Activity from investment operations:
Net investment loss (2)	(0.23)		(0.19)		(0.21)	(0.17)
Net realized and unrealized gain (loss) on investments	0.38		(0.85)		0.39	(0.85)
Total from investment operations	0.15		(1.04)		0.18	(1.02)

Paid in Capital From Redemption Fees (3)	0.00		0.00		0.00	0.00

Net asset value, end of period	$9.11		$8.96		$9.16	$8.98

Total return (4)	1.67	% (6)	-10.40	% (5)	2.00%	-10.20	% (5)

Net assets, at end of period (000s)	$19,933		$5,097		$83,208	$33,318

Ratio of gross expenses to average net assets (7)	2.77%		3.72	% (8)	2.54%	3.47	% (8)
Ratio of net expenses to average net assets	2.42%		2.45	% (8)	2.17%	2.20	% (8)
Ratio of net investment income to average net assets	-2.41%		-2.43	% (8)	-2.16%	-2.18	% (8)

Portfolio Turnover Rate	0%		0	% (5)	0%	0	% (5)

(1)	The LJM Preservation and Growth Fund commenced investment operations on January 9, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not Annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized.

See accompanying notes to financial statements.

11

LJM Preservation and Growth Fund

Notes to Financial Statements

October 31, 2014

1.	ORGANIZATION

The LJM Preservation and Growth Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund commenced investment operations on January 9, 2013. The investment objective is to seek capital appreciation and capital preservation with low correlation to the broader U.S. equity market.

The Fund offers Class A and Class I shares. Class C shares are currently not offered. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1% redemption fee on redemptions made within 90 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Futures options shall be valued at the final settled price for the futures options or, if no settled price is available, at the last sale price as of the close of business prior to the Valuation Time. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-Advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. This team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair

12

LJM Preservation and Growth Fund

Notes to Financial Statements (Continued)

October, 31 2014

value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor or sub-Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or sub-Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

13

LJM Preservation and Growth Fund

Notes to Financial Statements (Continued)

October, 31 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Put Options Purchased	$932,425	$—	$—	$932,425
Call Options Purchased	$8,245,600	$—	$—	$8,245,600
Short-Term Investments	$53,298,979	$—	$—	$53,298,979
Total Assets	$62,477,004	$—	$—	$62,477,004

Liabilities
Put Options Written	$3,781,000	$—	$—	$3,781,000
Call Options Written	$9,836,575	$—	$—	$9,836,575
Total Liabilities	$13,617,575	$—	$—	$13,617,575

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013 and expected to be taken in the tax year 2014. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options - The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary

14

LJM Preservation and Growth Fund

Notes to Financial Statements (Continued)

October, 31 2014

investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security and the writer (seller) the obligation to buy the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options).

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and options, for the year ended October 31, 2014 amounted to $0 and $0, respectively.

4.	OPTION CONTRACTS

For the year ended October 31, 2014, the Fund’s net change in unrealized appreciation (depreciation) on option contracts subject to equity price risk amounted to $5,903,446 and $(2,996,347), on purchased options and written options respectively. The Fund’s net realized gain (loss) on option contracts subject to equity price risk amounted to $(11,043,931) and $6,035,969, on purchased options and written options respectively. The Fund’s net realized gain (loss) on futures contracts subject to equity price risk amounted to $259,031.

15

LJM Preservation and Growth Fund

Notes to Financial Statements (Continued)

October, 31 2014

The number of option contracts written and the premiums received by the Fund during the year ended October 31, 2014 were as follows:

	Put Options		Call Options
	Number of	Option	Number of	Option
	Options	Premiums	Options	Premiums
Options outstanding beginning of year	4,157	$4,259,192	1,899	$2,095,940
Options written	52,050	51,316,839	45,805	41,156,799
Options closed	(22,564)	(23,356,188)	(36,246)	(33,417,864)
Options expired	(24,622)	(23,186,908)	(7,601)	(6,196,238)
Options outstanding end of year	9,021	$9,032,935	3,857	$3,638,637

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds. The Fund’s primary risk exposure for derivative contracts was equity risk as of and for the year ended October 31, 2014.

The following table presents the Fund’s asset and liability derivatives available for offsetting under a master netting arrangement net of collateral pledged as of October 31, 2014.

			Gross Amounts offset in the Statements
			of Assets and Liabilities
	Gross Amounts
	Recognized in		Financial
	Statements of Assets		Instruments	Cash Collateral		Net Amount of
	and Liabilities		Pledged	Pledged		Assets
Description of Liability
Options Written	$13,617,575	(1)	$—	$13,617,575	(2)	$—
Total	$13,617,575		$—	$13,617,575		$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative asset of liability balance and accordingly does not include excess collateral pledged.

5.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – LJM Funds Management, Ltd serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.95% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “waiver agreement”), until at least February 28, 2015, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement

16

LJM Preservation and Growth Fund

Notes to Financial Statements (Continued)

October, 31 2014

(exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 2.41% and 2.16% of the Fund’s average daily net assets for Class A and I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Prior to February 28, 2014 the Fund’s expense limitation was 2.45% and 2.20% of the Fund’s average daily net assets for Class A and I Shares, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.41% and 2.16% of average daily net assets attributable to Class A and I shares, respectively the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.41% and 2.16% of average daily net assets for Class A and I shares, respectively. If Fund Operating Expenses attributable to Class A and I shares subsequently exceed 2.41% and 2.16% per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended October 31, 2014, the Advisor has waived/reimbursed $257,869 in expenses to the Fund which may be recaptured. The following amounts are subject to recapture by the Fund by the following dates:

10/31/2016	$327,037
10/31/2017	$257,869

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. For the year ended October 31, 2014, the Distributor received $2,811 in underwriting commissions for sales of Class A shares, of which $434 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

17

LJM Preservation and Growth Fund

Notes to Financial Statements (Continued)

October, 31 2014

6.	Distributions to Shareholders and Tax Components of Capital

As of October 31, 2014 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(4,945,217)	$—	$(1,376,289)	$—	$(6,321,506)

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from investments is primarily attributable to the mark-to-market on open futures and option contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $1,376,289.

At October 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Expiring	Non-Expiring	Non-Expiring
FYE	Short-Term	Long-Term	Total
$—	$1,978,086	$2,967,131	$4,945,217

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the year ended October 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(736,915)	$736,915	$—

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the period ended October 31, 2014, the Fund assessed $2,162 on Class A shares and $12,763 on Class I shares in redemption fees.

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Dreyfus Cash Management Fund, Institutional Shares. The Fund may redeem its investment from the Dreyfus Cash Management Fund at any time if the Manager determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Dreyfus Cash Management Fund. The Dreyfus Cash Management Fund invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The financial statements of the Dreyfus Cash Management Fund including the portfolio of investments, can be found at Dreyfus’ website www.dreyfus.com

18

LJM Preservation and Growth Fund

Notes to Financial Statements (Continued)

October, 31 2014

or the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2014 the percentage of the Fund’s net assets invested in the Dreyfus Cash Management Fund was 51.6%.

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust
and the Shareholders of LJM Preservation and Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of LJM Preservation and Growth Fund (the Fund), a series of Two Roads Shared Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 9, 2013 (commencement of operations) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LJM Preservation and Growth Fund as of October 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from January 9, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
December 30, 2014

20

LJM Preservation and Growth Fund

Additional Information (Unaudited)

October 31, 2014

Approval of Advisory Agreement – LJM Preservation and Growth Fund

At a meeting held on October 10, 2014, (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including each of the Independent Trustees, considered the renewal of the investment advisory agreement (the “Agreement”) between LJM Funds Management, Ltd. (“LJM” or the “Adviser”) and the Trust, on behalf of the LJM Preservation and Growth Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (d) a comparison of the Fund’s advisory fee and expense ratio with those of comparable mutual funds; (e) the level of profitability from the Adviser’s fund-related operations; (f) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (h) performance information of the Fund compared to its benchmark indices and Morningstar category.

In its consideration of the approval of renewal of the Agreement for the Fund, the Board did not identify any single factor as controlling. Matters considered by the Independent Trustees in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by LJM related to the Agreement with the Trust on behalf of the Fund, including the Agreement, a description of the manner in which investment decisions are made and executed, a review of the financial condition of LJM, an overview of the personnel that perform services for the Fund, LJM’s compliance policies and procedures, including a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940, from engaging in conduct prohibited by Rule 17j-1(b), a performance record of the Fund as compared to other mutual funds, including the performance record of a composite of the Fund’s performance and the performance of other separate accounts managed by LJM with a similar investment strategy to that of the Fund.

In reaching their conclusions, the Board considered that LJM’s personnel have experience in managing the Fund and separate accounts consistent with the Fund’s investment strategy. The Board considered that LJM utilizes a sophisticated investment strategy comprised of both writing and purchasing options on, primarily, S&P 500 Index futures in order to generate return from the time decay inherent in options. The Board also considered the various risk mitigation techniques employed by LJM in managing the Fund’s investment strategy in order to generate returns regardless of market direction. The Board also considered LJM’s research capabilities, compliance program, and marketing efforts. The Board then concluded that LJM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided by LJM to the Fund were satisfactory and reliable.

Performance. The Board considered the Fund’s performance over the last 1-year period ended June 30, 2014, as compared to the Fund’s Morningstar category (Long/Short Equity) and as against a group of peer funds selected by the adviser with varying investment strategies, including exchange traded funds that focused on differing types of volatility-based strategies or their inverse (the “Peer Group”). The Board noted that the Fund outperformed the median of both its Peer Group and Morningstar category for the one-year period ended June 30, 2014. The Board noted that the Fund underperformed its benchmark, the S&P 500 Index, but took into account that while the Fund invests primarily in options on S&P 500 Index futures, the Fund’s method of investing in options is not meant to correlate to the performance of long-only equity exposure of the S&P 500 Index. The Board concluded that, based on LJM’s presentation and the performance of the Fund, LJM’s performance was satisfactory and that LJM was expected to obtain an acceptable level of investment returns to shareholders.

21

LJM Preservation and Growth Fund

Additional Information (Unaudited) (Continued)

October, 31 2014

Fees and Expenses. As to the costs of the services provided and profits realized by LJM, the Board considered a comparison of the Fund’s advisory fee and overall expenses to those of the Peer Group and Morningstar category. The Board considered that LJM charges an advisory fee of 1.95% of the Fund’s average net assets. As compared to the Peer Group, the Board noted that the Fund’s advisory fee was the highest, but noted the limited relative number of other funds in the Peer Group. As compared to the Fund’s Morningstar category, the Board considered that while LJM’s advisory fee was higher than the mean of the category, it was not the highest, and took into account the overall size of the Morningstar category. The Board also considered that LJM has agreed to reimburse expenses to limit net annual operating expenses to 2.45%, 2.20% and 3.20% of the average net assets of Class A, Class I and Class C shares of the Fund, respectively. The Board concluded that the contractual advisory fee paid to LJM was not unreasonable and that the overall expense ratio was acceptable in light of these factors.

Profitability. The Board considered LJM’s profitability and whether these profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by LJM for the one year period ended June 30, 2014, and noted that at current asset levels, LJM continues to waive a portion of its advisory fee to limit Fund operating expenses, and that the net profits both in terms of dollar amount and as a percentage of LJM’s gross advisory fee were not excessive. The Board concluded that LJM’s level of profitability from its relationship with the Fund was not unreasonable.

Economies of Scale. The Board considered whether LJM would realize economies of scale with respect to its management of the Fund. The Board considered the profitability analysis included in the Board Materials, and noted that while expenses of managing the Fund as a percentage of assets under management are expected to decrease as the Fund’s assets continue to grow, at current asset levels, economies of scale was not a relevant consideration at this time. The Board noted that they would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Conclusion. Counsel to the Independent Trustees then confirmed that, in his opinion, LJM had provided written materials and an oral presentation during the Meeting that, when taken as a whole, contain sufficient information regarding LJM and its personnel, policies, resources and strategy for the Trustees’ review and consideration under the standards of Gartenberg and the requirements of the U.S. Securities and Exchange Commission and that such materials were satisfactory to the Board. The Independent Trustees, having requested and received such information from LJM as they believed reasonably necessary to evaluate the terms of the Advisory Agreement, and assisted by the advice of independent counsel, and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an additional one-year term is in the best interests of the Fund and its current and future shareholders. In considering the Advisory Agreement, the Independent Trustees did not identify any one factor as all important and each Trustee may have considered different factors as more important.

22

LJM Preservation and Growth Fund

Expense Example (Unaudited)

October 31, 2014

As a shareholder of the LJM Preservation and Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the LJM Preservation and Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 5/1/14	For the period	Value 10/31/14	the Period*
Actual
Class A	$1,000.00	2.41%	$948.00	$11.83
Class I	1,000.00	2.16%	950.20	10.62

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 5/1/14	For the period	Value 10/31/14	the Period*
Hypothetical
Class A	$1,000.00	2.41%	$1,013.06	$12.23
Class I	1,000.00	2.16%	1,014.32	10.97

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

23

LJM Preservation and Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

October 31, 2014

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2007)	10	Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee, Audit Committee Chairman	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	10	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)

24

LJM Preservation and Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2014

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Neil M. Kaufman Year of Birth: 1960	Trustee	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2011); Partner, Davidoff, Malito & Hutcher, LLP (2004- 2010)	10	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Assistant Professor, University of Washington School of Law (since 2010); Partner, Howard Rice, P.C. (2007-2010)	10	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

25

LJM Preservation and Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2014

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 – August 2009).	N/A	N/A

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-LJM-FUND.

26

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600
27

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

28

This page intentionally left blank.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-LJM-FUND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-LJM-FUND.

Investment Advisor

LJM Funds Management, Ltd.
One Financial Place
440 S. La Salle Street, Suite 2301
Chicago, IL 60605

Administrator

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014	2013
LJM Preservation & Growth of Income	13,000	13,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014	2013
LJM Preservation & Growth of Income	2,500	2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2014 and 2013 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
President,
Date: January 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
President
Date: January 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Treasurer
Date: January 9, 2015